~ Morningstar ranked 5 Stars ~
Top decile performance in Small Cap Growth for 10 years as of December 31, 2010

~ Number one ~
in 10-year performance in the Lipper Small Cap Growth Fund Universe as of December 31, 2010

The Satuit Capital Micro Cap Fund—SATMX ★★★★★
Satuit Capital Management, LLC

SATMX Performance Comparison to Morningstar Small Growth Category

As of 12-31-2010	3 Mo	1 Yr	3 Yr	5 Yr	10 Yr
SATMX Total Return %	19.77%	30.83%	6.81%	7.87%	14.43%
+/- Category Avg %	3.22	3.86	6.34	3.63	10.55
Decile Rank in Category	1	3	1	1	1
# of Funds in Category	782	758	670	563	341
+/- S&P 500 Tr %	9.01%	15.77%	9.67%	5.58%	13.02%
+/- Russell 2000 %	3.52%	3.98%	4.59%	3.40%	8.21%

SATMX performance since inception 12-12-2000 is 14.46% annualized.
Returns for longer than one year are annualized.

SATMX Performance Comparison to Morningstar Small Growth Category as of December 31, 2010


Small Growth
R2000 Index
SATMX
50
40
30
20
10
0
-10
-20
3 Months
1 Year
3 Years
5 Years
10 Years
Inception 12/12/2000

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-866-972-8848.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-972-8848.

Lipper Inc., a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical, with capital gains and dividends reinvested.

The Morningstar category gives the investor a point of reference for evaluating a fund's performance. The Calendar Year figure indicates the amount by which a fund over- or under-performed its category during a given calendar year. While the investment objective stated in a fund's prospectus may or may not reflect how the fund actually invests, the Morningstar category is assigned based on the underlying securities in each portfolio. Morningstar categories help investors and investment professionals make meaningful comparisons between funds. The categories make it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds. Morningstar places funds in a given category based on their portfolio statistics and compositions over the past three years. When necessary, Morningstar may change a category assignment based on recent changes to the portfolio.